UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 19, 2016

SEACHANGE INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-21393	04-3197974
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Nagog Park, Acton, MA		01720
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number including area code: (978) 897-0100

No change since last report

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)

To equalize the number of members of the Board of Directors in each class in accordance with the By-Laws of SeaChange International, Inc. (“SeaChange”), effective as of May 20, 2016, (i) Mary Palermo Cotton resigned as a Class III Director of SeaChange and was elected by the Board of Directors as a Class I Director of SeaChange (with a term to expire at the 2018 Annual Meeting), and (ii) Edward Terino resigned as a Class II Director of SeaChange and was elected by the Board of Directors as a Class III Director of SeaChange (with a term to expire at the 2017 Annual Meeting). Ms. Cotton continues to serve as the Chairman of the Audit Committee and a member of the Nominating and Corporate Governance Committee.

(d)

See Item 5.02(b) above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACHANGE INTERNATIONAL, INC.

By:	/s/ Anthony C. Dias
Anthony C. Dias,
Chief Financial Officer, Senior Vice President Finance and Administration, and Treasurer

Dated: May 20, 2016